                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  October 17, 1995
                                        ----------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  1-6157                      36-1208070
                  ------                      ----------
        (Commission File Number)   (IRS Employer Identification Number)


                  500 West Monroe Street, Chicago, Illinois  60661
                  -----------------------------------------  -----
                  (Address of principal executive offices)  (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.    OTHER EVENTS
-------    ------------

On October 17, 1995, Heller Financial, Inc. ("Registrant") commenced an offering from time to time under the Registration Statement on Form S-3 No. 33-62479 (the "Registration Statement") and pursuant to a Prospectus Supplement dated October 17, 1995 of up to $2,500,000,000 of Medium Term Notes, Series G, due from 9 months to 30 years from the date of issue. On October 17, 1995, the Registrant filed a Supplemental Indenture for the senior securities issued under the Registration Statement, a Supplemental Indenture for the subordinated securities issued under the Registration Statement, and a Supplemental Indenture for the junior subordinated securities issued under the Registration Statement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
-------  ---------------------------------

(c)  Exhibits

1(b)(i) Distribution Agreement dated as of October 17, 1995, between Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities, Inc., Chemical Securities, Inc., Citicorp Securities, Inc., First Chicago Capital Markets, Inc., Goldman, Sachs & Company, J.P. Morgan Securities Inc., Lehman Brothers, and UBS Securities Inc.

4(b)(i) First Supplemental Indenture for Senior Securities between Heller Financial, Inc. and Shawmut Bank Connecticut, National Association dated October 13, 1995

4(c)(i) First Supplemental Indenture for Subordinated Securities between Heller Financial, Inc. and Shawmut Bank Connecticut, National Association dated October 13, 1995

4(d)(i) First Supplemental Indenture for Junior Subordinated Securities between Heller Financial, Inc. and Shawmut Bank Connecticut, National Association dated October 13, 1995

4(e)(i)  Form of First Supplemental Indenture for Senior Securities.

4(f)(i)  Form of First Supplemental Indenture for Subordinated Securities.

4(g)(i)  Form of First Supplemental Indenture for Junior Subordinated
         Securities.

4(h) Form of Medium-Term Note, Series G (Fixed Rate) due from 9 months to 30 years from date of issue

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4(i)     Form of Medium-Term Note, Series G (Fixed Rate/Currency Indexed) due
         from 9 months to 30 years from date of issue

4(j) Form of Medium-Term Note, Series G (Floating Rate) due from 9 months to 30 years from date of issue

4(k) Form of Medium-Term Note, Series G (Floating Rate/Currency Indexed) due from 9 months to 30 years from date of issue

8        Opinion of Winston & Strawn



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 17, 1995
       ----------------

                              HELLER FINANCIAL, INC.


                              By:     RICHARD J. ALMEIDA
                                      ------------------
                                      Richard J. Almeida
                              Title:  Executive Vice President and
                                      Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit                                                            Sequentially
Number                                                            Numbered Pages
-------                                                           --------------

1(b)(i)     Distribution Agreement dated as of October 17, 1995,       6-80
            between Registrant and Merrill Lynch & Co., Merrill
            Lynch, Pierce, Fenner & Smith Incorporated, Chase
            Securities, Inc., Chemical Securities, Inc., Citicorp
            Securities, Inc., First Chicago Capital Markets, Inc.,
            Goldman, Sachs & Company, J.P. Morgan Securities
            Inc., Lehman Brother, and UBS Securities Inc.

4(b)(i)     First Supplemental Indenture for Senior Securities         81-85
            between Heller Financial, Inc. and Shawmut Bank
            Connecticut, National Association dated September 29,
            1995

4(c)(i)     First Supplemental Indenture for Junior Subordinated       86-90
            Securities between Heller Financial, Inc. and
            Shawmut Bank Connecticut, National Association dated
            September 29, 1995

4(d)(i)     First Supplemental Indenture for Junior Subordinated       91-95
            Securities between Heller Financial, Inc. and
            Shawmut Bank Connecticut, National Association dated
            September 29, 1995

4(e)(i)     Form of First Supplemental Indenture for Senior            96-100
            Securities

4(f)(i)     Form of First Supplemental Indenture for Subordinated      101-105
            Securities

4(g)(i)     Form of First Supplemental Indenture for Junior            106-110
            Subordinated Securities

4(h)        Form of Medium-Term Note, Series G (Fixed Rate) due        111-123
            from 9 months to 30 years from date of issue

4(i)        Form of Medium-Term Note, Series G (Fixed Rate/Currency    124-139
            Indexed) due from 9 months to 30 years from date of
            issue

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
Exhibit                                                          Sequentially
Number                                                          Numbered Pages
-------                                                         --------------
4(j)        Form of Medium-Term Note, Series G (Floating Rate)      140-161
            due from 9 months to 30 years from date of issue

4(k)        Form of Medium-Term Note, Series G (Floating Rate/      162-185
            Currency Indexed) due from 9 months to 30 years
            from date of issue

8           Opinion of Winston & Strawn                               186

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